                               POWER OF ATTORNEY

     Whereas, the undersigned is a director of Hilliard Lyons Growth Fund, Inc. (the "Fund");

     Now therefore, the undersigned hereby constitutes and appoints James R. Allen, with full powers of substitution, as his true and lawful attorney in fact and agent to execute and file with the Securities and Exchange Commission (the "Commission"), in his name and on his behalf in any and all capacities, any and all post-effective amendments to the registration statement filed with the Commission covering the securities of the Fund and to file with the Commission the prospectuses, statements of additional information and exhibits included therein, any supplement to any of the foregoing, and any other documents in connection therewith. The undersigned hereby gives and grants to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     In witness whereof, the undersigned has hereunto set his hand this 10th day of April, 2003.

                                           /s/ William A. Blodgett, Jr.
                                           ----------------------------------
                                           William A. Blodgett, Jr., Director

                               POWER OF ATTORNEY

     Whereas, the undersigned is a director of Hilliard Lyons Growth Fund, Inc. (the "Fund");

     Now therefore, the undersigned hereby constitutes and appoints James R. Allen, with full powers of substitution, as his true and lawful attorney in fact and agent to execute and file with the Securities and Exchange Commission (the "Commission"), in his name and on his behalf in any and all capacities, any and all post-effective amendments to the registration statement filed with the Commission covering the securities of the Fund and to file with the Commission the prospectuses, statements of additional information and exhibits included therein, any supplement to any of the foregoing, and any other documents in connection therewith. The undersigned hereby gives and grants to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     In witness whereof, the undersigned has hereunto set his hand this 11th day of April, 2003.

                                                   /s/ John C. Owens
                                                   -----------------------
                                                   John C. Owens, Director

                               POWER OF ATTORNEY

     Whereas, the undersigned is a director of Hilliard Lyons Growth Fund, Inc. (the "Fund");

     Now therefore, the undersigned hereby constitutes and appoints James R. Allen, with full powers of substitution, as his true and lawful attorney in fact and agent to execute and file with the Securities and Exchange Commission (the "Commission"), in his name and on his behalf in any and all capacities, any and all post-effective amendments to the registration statement filed with the Commission covering the securities of the Fund and to file with the Commission the prospectuses, statements of additional information and exhibits included therein, any supplement to any of the foregoing, and any other documents in connection therewith. The undersigned hereby gives and grants to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     In witness whereof, the undersigned has hereunto set his hand this 14th day of April, 2003.

                                                /s/ Stewart E. Conner
                                                ---------------------------
                                                Stewart E. Conner, Director